Exhibit 32.1

CERTIFICATION PURSUANT

TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Red Violet, Inc. for the quarter ended June 30, 2020 (the “Report”), the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge and belief, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Red Violet, Inc.

August 11, 2020	By:	/s/ Derek Dubner
Derek Dubner
Chief Executive Officer
(Principal Executive Officer)

The certification set forth above is being furnished as an Exhibit solely pursuant to Section 906 of the Sarbanes—Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document of Red Violet, Inc. or the certifying officers.